UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21073

Bragg Capital Trust
(Exact name of registrant as specified in charter)

1031 South Caldwell Street, Suite 200
Charlotte, NC 28203
 (Address of principal executive offices) (Zip code)

1031 South Caldwell Street, Suite 200
Charlotte, NC 28203
 (Name and address of agent for service)

Copies to:
Tanya L. Goins
Thompson Hine LLP
1919 M Street, NW, Suite 700
Washington DC 20036

Registrant's telephone number, including area code: (704) 714-7711

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ANNUAL REPORT Queens Road Value Fund Queens Road Small Cap Value Fund Each a series of Bragg Capital Trust May 31, 2017

QUEENS ROAD FUNDS

Table of Contents

Shareholder Letter	2
Manager’s Commentary	4

Performance Illustration	6
Graphical Illustration	8

Schedules of Investments
Queens Road Value Fund	9
Queens Road Small Cap Value Fund	11

Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	23

Expense Illustration	24

Additional Information	25

Trustee Information	26

QUEENS ROAD FUNDS SHAREHOLDER LETTER May 31, 2017 (Unaudited)

Dear Fellow Shareholders:

During the fiscal year ending May 31, 2017, the Queens Road Value Fund returned 15.31% versus 14.73% for the S&P 500/Citigroup Value Index. The Queens Road Small Cap Value Fund finished the fiscal year with a return of 7.87% versus 21.00% for the Russell 2000 Value Index.

U.S. equities continued their broad advance throughout the year as overall earnings of the S&P 500 grew, led by a sharp rebound in the energy sector. Earnings are projected to continue to grow modestly throughout the year and companies are holding record cash balances of over $1.8 trillion. We had been concerned that when the Federal Reserve began to raise interest rates it would prompt a sharp sell-off in equities such as that we experienced when the Fed hiked rates in December of 2015. Instead, prices held up well in the face of two quarter-point rate hikes during the fiscal year (December & March). The Fed has indicated they will continue to raise rates as long as economic conditions warrant. We welcome a transition from a central-bank-manipulated rate environment to one driven by market forces. We believe this will benefit higher-quality companies such as those we own in the portfolios.

The Elephant in the Room

Just when you thought it was impossible for Washington, D.C. to become more dysfunctional, our elected officials surprise us. The Trump agenda of tax cuts, regulatory reform and stimulus spending that prompted optimism and a market rally upon his election has hit several roadblocks. Even as Republicans control the White House and both branches of Congress, the inability to compromise has thwarted efforts to pass major legislation. In spite of this, large cap U.S. equity prices have continued the steady climb higher and small cap stocks, while relatively flat since Trump’s inauguration, have held on to the gains from the strong post-election rally.

Economic growth remains at the same tepid levels we’ve experienced over the decade, hovering around 2%. The lack of economic growth in the face of unprecedentedly accommodative monetary policy by the U.S. Federal Reserve Bank and central banks around the world remains worrisome. We are eight years into this economic expansion, the first ever with zero percent interest rates, and we have yet to achieve annual GDP growth above 3%. In spite of the lack of economic growth, asset prices by many measurements have reached all-time highs. On the bright side, the labor market appears remarkably robust with unemployment dropping to 4.4%. Furthermore, job openings in April of 2017 hit an all-time high of just over 6 million (compared with 6.9 million Americans unemployed). These figures show that businesses are actively pursuing employees (a good thing), but qualified employees are hard to come by. Further evidence of this can be seen in the Labor Force Participation Rate of Prime Age Men and Women. In 1990, about 94% of men and 75% of women between the ages of 25 and 54 were working or actively looking for work. Today the number for women remains approximately 75% but the rate has dropped to 88% for men. There are only two ways GDP can grow: through growth in the labor force and increased productivity. The declining trend in labor-force participation appears to be a structural one that is serving to inhibit GDP growth. Relating this back to the dysfunction in Washington, policies designed to incentivize employment and increase training programs could help reverse this trend if our elected officials could work together.

Another major concern since President Trump’s inauguration has been the debate over how to reform Obamacare. While well-intended, the Affordable Care Act in effect put 20 million more people into a broken health care system. Partially designed by the pharmaceutical and health insurance industries, the law has provided millions with insurance who wouldn’t have otherwise received it but does so in the same inefficient system rife with conflicts of interest and irrational pricing. In the U.S. we currently spend 18% of our GDP on healthcare ($10,000 per year for every American) and that number is expected to rise to 20% by 2025, according to the U.S. Department of Health and Human Services. Again, there are some common-sense reforms that could curtail this rise and increase efficiency in the delivery system if our elected officials in Washington could find a way to compromise.

We generally don’t opine about economic trends in these letters, nor do we tend to look to Washington for “solutions.” However, the current level of dysfunction in Washington is clearly having negative impacts on our economic vibrancy, and the trends appear to be structural. These trends are moving, albeit slowly, in the same (wrong) direction with no expected change in sight. Trump’s campaign promise to “Make America Great Again” was received with optimism both on Main Street and in boardrooms. But his and Congress’s inability to negotiate and compromise to make common-sense changes is frustrating.

We think we’ll eventually see reforms that will stimulate economic growth. Winston Churchill is credited frequently but apparently erroneously with a quote regarding U.S. policymaking decisions: “Americans will always do the right thing - after exhausting all other alternatives.” Let’s hope we are close to exhausting all other alternatives. Outside of the political arena, we are encouraged by the fact

QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) May 31, 2017 (Unaudited)

that in spite of these headwinds, the U.S. continues to have the largest, most dynamic economy in the world and is home to the most innovative companies anywhere. We’re confident that despite the lack of leadership among our elected officials, these companies and our economy have a very bright future.

As bottom-up investors, we continue to focus on the individual companies in our portfolios and our investment universe. We continue to “turn over rocks” looking for companies we believe have the best long-term prospects for creating shareholder value. But eight years into this bull market, with stock averages trading at all-time highs, we are finding it increasingly difficult to find new companies that meet our investment criteria. In fact, some of our holdings in both the Queens Road Value Fund and Queens Road Small Cap Value Fund are approaching or surpassing our estimates of intrinsic value and we are trimming or eliminating them from the portfolio. We continue to hold to our long-term view reflecting our discipline and patience and are optimistic about the prospects of the companies we own.

We appreciate the confidence you place in us to invest your capital wisely. We stand beside you as investors in our funds and are confident in the investments we hold. If you have any questions regarding our process or our portfolios please give us a call.

Sincerely,

Steven H. Scruggs, CFA	Benton S. Bragg, CFA
President	Chairman

QUEENS ROAD FUNDS MANAGER’S COMMENTARY May 31, 2017 (Unaudited)

Queens Road Value Fund

For the fiscal year ending May 31, 2017, the Queens Road Value Fund returned 15.31% versus 14.73% for the S&P 500/Citigroup Value Index.

Investments that Helped Performance

●

Symantec Corp. (1.70% of the Fund) rose 77% during the period. When we purchased Symantec there was very negative market sentiment on the share price due to the outlook of its Consumer Security segment (Norton). At the time we felt the sentiment was overdone and the company was making inroads with its Enterprise segment. Much has happened since then with the divestiture of the Information Management segment (Veritas) and the purchase of Bluecoat Systems, Inc. and LifeLock Inc. and the company is focusing on being a pure-play security company. In spite of an increased debt load to fund the acquisitions, management appears to be managing this strategy adequately but current valuations are testing our estimate of intrinsic value.

●

General Dynamics Corp. (3.80% of the Fund) was up 46% for the year. Defense contractor and business-jet manufacturer General Dynamics saw its share price benefited “bigly” along with other defense companies with the surprise election of President Trump last November. Following a large post-election bump, the company’s share price has steadily risen higher on expectations of increased economic growth and defense spending. Operationally, the company continues to deliver on its extensive backlog of defense contracts and is increasing production of its two newer models of Gulfstream business jets. In spite of the recent increase in share price, we remain comfortable with the company’s valuation and future prospects.

●

Anthem Inc. (3.11% of the Fund) gained 40% during the fund’s fiscal year. During the last year, Anthem (the second largest health insurer in the U.S.) announced an intent to merge with competitor Cigna (the fourth). Subsequently, the merger was blocked on the grounds it would harm competition. In spite of this and the well-publicized profitability issues with the ACA insurance exchange, a major market for Anthem policies, the company performed admirably, and maintained its level of profitability. While there are challenges within the market and within the company, the higher trends in healthcare spending and Anthem’s competitive position within the market provide us with confidence in the company’s future.

Investments that Hurt Performance

●

Bristol Myers Squibb Company (0.63% of the Fund) declined 23% during the fiscal year. Since shedding its non-pharmaceutical businesses over the last several years, Bristol Myers has focused on a stable of branded pharmaceuticals in a broad range of applications including HIV and hepatitis infection control, and cardiovascular and neuroscience uses. But the company’s largest focus is in the area of immuno-oncology (I-O). I-O is a rapidly growing treatment area using biologically produced compounds to work in concert with a patient’s immune system to fight cancer. Bristol Myers’ lead product in this area, Opdivo, has received both good news and bad news in some of its clinical trials over the last year. Although this market is very competitive, with other major pharmaceutical companies offering or developing competing products, we feel confident in the prospects for this blockbuster drug and the company.

●

VF Corp. (1.76% of the Fund) dropped 11% during the period. VF Corp. owns a portfolio of some of the world’s most well-known clothing brands, including The North Face, Lee jeans, Timberland, and Nautica. The apparel market is in a stage of rapid transition. The much-discussed market share gains e-commerce sales have taken from traditional apparel retailers are causing a great deal of disruption in the markets. We feel VF Corp. is doing a good job of managing through this with its efforts to ramp up its “direct-to-consumer” channel. Though we expect continued turbulence in the industry, we believe VF Corp. is positioned to maintain its leading position.

●

T. Rowe Price Group Inc. (1.30% of the Fund) fell 6% during the period. Asset manager T. Rowe Price benefited from rising equity prices over the year that increased its assets under management (AUM); however, redemptions from their actively managed mutual funds more than offset this to leave net AUM lower for the year. Although the company’s mutual funds in general have provided attractive returns versus their benchmarks over the last several years, the trend towards ETFs and passive investing has hurt the near-term performance of the company. We feel this trend is cyclical as it is commonly seen in the later stages of bull markets. We have confidence in the company’s long-term ability to provide investors with the benefits of active management.

QUEENS ROAD FUNDS MANAGER’S COMMENTARY (Continued) May 31, 2017 (Unaudited)

Queens Road Small Cap Value Fund

For the fiscal year ending May 31, 2017, the Queens Road Small Cap Value Fund returned 7.87% compared to 21.00% for the Russell 2000 Value Index.

Investments that Helped Performance

●

Ducommun Inc. (0.95% of the Fund) rose 88% during the period. The aerospace and defense company reported strong earnings numbers and backlog as the major commercial aerospace platforms they supply continued to increase build rates throughout the year. Additionally, the defense segment stands to benefit from increased military spending under a Republican White House. Management appears to be making progress on its efforts to move towards higher value-added (and higher margin) solutions. While we are pleased with the share price-performance, we have some concerns over current valuation and continue to monitor the company closely.

●

Oshkosh Corp. (2.15% of the Fund) was up 39% for the period. The maker of military trucks, commercial vehicles and access equipment rallied on the hopes of increased defense and infrastructure spending. The company has been increasing deliveries on a major defense contract for its Joint Light Tactical Vehicles but continues to face headwinds in the Access Equipment segment, which makes aerial work platforms. This is one of our longest-held investments and we have confidence in management based on its long-term track record.

●

Greenbrier Companies Inc. (2.42% of the Fund) gained 58% during the fund’s fiscal year. We began buying Greenbrier in 2016 as the company’s stock price had declined almost 65% since peaking in 2014. The maker of railcars faced a poor industry outlook in the face of lower oil prices and declining revenues. As we analyzed the company with a long-term view, it appeared that the market had over-reacted to what looked like a cyclical downturn in the rail industry. Confident that this leading manufacturer with a diversified backlog would weather the downturn, we began buying shares in April of 2016 and are pleased that the industry and company’s outlook has improved significantly. Management’s international expansions appear to be on track to deliver future growth.

Investments that Hurt Performance

●

Vista Outdoor Inc. (0.28% of the Fund) dropped 58% during the period. Vista was recently spun off from long-time holding Alliant Techsystems, and competes in two segments, Shooting Sports and Outdoor Recreation. The company has recently made two sizeable acquisitions in helmet-maker, Bell Sports, and hydration-products company, Camelbak Products. The company competes in a broad line of retail segments that have been hurt recently by stagnant sales and increased promotional activity has been crimping margins. We are closely following the company’s progress in capitalizing on its extensive portfolio of brands to get back to historical levels of profitability. We feel this could be very challenging.

●

Synaptics Inc. (2.58% of the Fund) fell 18% during the period. A leading maker of touchscreen sensors, controllers and biometric sensors, Synaptics has struggled as smart phone sales have stalled globally. The company remains a technology leader and we anticipate increased adoption of both touchscreens and biometric authentication in markets beyond smartphones. However, revenue has been stagnant over the last couple of years and gross margins continue to be pressured as competition in this sector has ramped up. The company remains very dependent on Samsung from whom it derives over 50% of its revenues. This risk profile is causing us to closely examine this investment. We hope to see management making more tangible progress with its strategic initiatives and new product introductions.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION May 31, 2017 (Unaudited)

Queens Road Value Fund

	Average Annual Total Return For the Year Ended May 31, 2017
	Queens Road Value Fund	S&P 500/Citigroup Value Index
Six Month	9.25%	5.49%
1 Year	15.31%	14.73%
3 Year	7.92%	7.84%
5 Year	13.27%	14.44%
10 Year	5.11%	4.83%

Gross Annual Operating Expense is 0.96% as disclosed in the most recent Prospectus effective October 1, 2016. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The S&P 500/Citigroup Value Index along with its counterpart the S&P 500/Citigroup Growth Index were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Growth and Value Indices. These Indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. It is not possible to invest directly in the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Growth Index and S&P 500/Citigroup Value Index are the exclusive property of Standards & Poors.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2007 to May 31, 2017. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION (Continued) May 31, 2017 (Unaudited)

Queens Road Small Cap Value Fund

	Average Annual Total Return For the Year Ended May 31, 2017
	Queens Road Small Cap Value Fund	Russell 2000 Value Index
Six Month	0.66%	1.15%
1 Year	7.87%	21.00%
3 Year	6.50%	7.34%
5 Year	11.13%	13.67%
10 Year	5.91%	5.31%

Gross Annual Operating Expenses is 1.26% as disclosed in the most recent Prospectus effective October 1, 2016. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The Russell 2000 Value Index is a subset of the Russell 2000 Index, which tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to book ratios and lower relative forecasted growth rates. You cannot invest directly in these indices.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2007 to May 31, 2017. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

QUEENS ROAD FUNDS GRAPHICAL ILLUSTRATION May 31, 2017 (Unaudited)

The following charts provide a visual breakdown of the Funds by the industry sectors that the underlying securities represent as a percentage of the total investments.

Queens Road Value Fund

Queens Road Small Cap Value Fund

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS As of May 31, 2017

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 92.6%
	AEROSPACE/DEFENSE — 5.7%
8,000	General Dynamics Corp.	$1,626,000
6,600	United Technologies Corp.	800,448
		2,426,448
	APPAREL — 1.8%
14,000	VF Corp.	753,200

	BANKS — 5.4%
14,500	Bank of New York Mellon Corp.	683,240
9,000	JPMorgan Chase & Co.	739,350
11,000	State Street Corp.	896,060
		2,318,650
	BUILDING MATERIALS — 0.9%
6,380	Fortune Brands Home & Security, Inc.	402,578

	CHEMICALS — 2.3%
12,000	LyondellBasell Industries NV, Class A	966,240

	COMPUTERS — 4.7%
3,984	DXC Technology Co.*	308,840
46,378	Hewlett Packard Enterprise Co.	872,370
5,500	International Business Machines Corp.	839,465
		2,020,675
	COSMETICS/PERSONAL CARE — 3.9%
8,800	Procter & Gamble Co.	775,192
16,400	Unilever PLC ADR	912,168
		1,687,360
	DIVERSIFIED FINANCIAL SERVICES — 8.1%
18,000	American Express Co.	1,384,920
9,000	Ameriprise Financial, Inc.	1,087,110
10,000	Franklin Resources, Inc.	417,900
7,900	T Rowe Price Group, Inc.	556,476
		3,446,406
	ELECTRIC — 4.8%
13,000	American Electric Power Co., Inc.	933,140
8,284	Duke Energy Corp.	709,773
8,400	Southern Co.	425,124
		2,068,037
	ELECTRONICS — 2.4%
3,400	Allegion PLC	267,342
20,000	Corning, Inc.	582,000
3,150	Fortive Corp.	196,718
		1,046,060
	FOOD — 1.6%
3,000	Kraft Heinz Co.	276,600
9,000	Mondelez International, Inc., Class A	419,310
		695,910
	HEALTHCARE-PRODUCTS — 1.9%
6,300	Danaher Corp.	535,122
3,022	Medtronic PLC	254,694
		789,816
	HEALTHCARE-SERVICES — 3.1%
7,300	Anthem, Inc.	1,331,155

	HOLDING COMPANIES-DIVERSIFIED — 1.6%
28,800	Leucadia National Corp.	702,432

	HOUSEHOLD PRODUCTS/WARES — 2.9%
7,586	Clorox Co.	1,029,648
1,717	Kimberly-Clark Corp.	222,746
		1,252,394
	INSURANCE — 4.2%
3	Berkshire Hathaway, Inc., Class A*	745,320
10,000	Prudential Financial, Inc.	1,048,500
		1,793,820
	INTERNET — 1.7%
24,000	Symantec Corp.	727,440

	MEDIA — 4.0%
5,166	Time Warner, Inc.	513,965
30,500	Twenty-First Century Fox, Inc.	827,160
10,000	Viacom, Inc., Class B	347,900
		1,689,025
	MISCELLANEOUS MANUFACTURING — 9.2%
5,100	3M Co.	1,042,797
18,000	Eaton Corp. PLC	1,392,840
10,200	Ingersoll-Rand PLC	913,920
9,076	Pentair PLC	601,013
		3,950,570
	OIL & GAS — 0.9%
4,700	Exxon Mobil Corp.	378,350

	PHARMACEUTICALS — 6.0%
5,000	Bristol-Myers Squibb Co.	269,750
9,000	GlaxoSmithKline PLC ADR	398,070
13,820	Merck & Co., Inc.	899,820
31,000	Pfizer, Inc.	1,012,150
		2,579,790
	RETAIL — 1.5%
4,225	McDonald's Corp.	637,510

	SEMICONDUCTORS — 2.2%
26,000	Intel Corp.	938,860

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of May 31, 2017

NUMBER OF SHARES		VALUE
	SOFTWARE — 5.8%
19,500	Microsoft Corp.	$1,361,880
25,000	Oracle Corp.	1,134,750
		2,496,630
	TELECOMMUNICATIONS — 5.2%
15,020	AT&T, Inc.	578,721
37,500	Cisco Systems, Inc.	1,182,375
10,000	Verizon Communications, Inc.	466,400
		2,227,496
	TRANSPORTATION — 0.8%
3,000	Union Pacific Corp.	330,900

	TOTAL COMMON STOCKS
	(Cost $23,479,024)	39,657,752

	EXCHANGE-TRADED FUNDS — 0.9%
	COMMODITY FUND — 0.9%
30,000	iShares Gold Trust*	366,000

	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $295,770)	366,000

	SHORT-TERM INVESTMENTS — 6.3%
2,705,039	Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Class, 0.66%**	2,705,039

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,705,039)	2,705,039

	TOTAL INVESTMENTS — 99.8%
	(Cost $26,479,833)	42,728,791

	Other Assets in Excess of Liabilities — 0.2%	90,729

	TOTAL NET ASSETS —100.0%	$42,819,520

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income Producing.

**	Variable rate security; the coupon rate shown represents the yield at May 31, 2017.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS As of May 31, 2017

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 82.0%
	AEROSPACE/DEFENSE — 6.6%
17,381	Astronics Corp.*	$531,859
4,859	Astronics Corp., Class B*	148,977
47,315	Cubic Corp.	2,193,050
42,005	Ducommun, Inc.*	1,336,179
50,627	Orbital ATK, Inc.	5,146,741
		9,356,806
	APPAREL — 4.1%
57,912	Deckers Outdoor Corp.*	4,016,777
63,839	Delta Apparel, Inc.*	1,205,280
88,899	Iconix Brand Group, Inc.*	532,505
		5,754,562
	AUTO PARTS & EQUIPMENT — 0.6%
15,000	Tenneco, Inc.	852,750

	BANKS — 2.5%
139,363	Hilltop Holdings, Inc.	3,482,681

	CHEMICALS — 1.5%
58,391	CSW Industrials, Inc.*	2,061,202

	COMMERCIAL SERVICES — 1.6%
170,487	RPX Corp.*	2,257,248

	COMPUTERS — 1.3%
10,400	DST Systems, Inc.	1,256,528
34,944	Syntel, Inc.	610,821
		1,867,349
	DISTRIBUTION/WHOLESALE — 2.1%
39,574	Anixter International, Inc.*	2,987,837

	ELECTRICAL COMPONENTS & EQUIPMENT — 0.3%
17,600	Graham Corp.	368,368

	ELECTRONICS — 8.0%
29,610	SYNNEX Corp.	3,294,409
41,552	Tech Data Corp.*	4,029,297
242,977	Vishay Intertechnology, Inc.	3,972,674
		11,296,380
	FOOD — 1.7%
151,900	Darling Ingredients, Inc.*	2,380,273

	FOREST PRODUCTS & PAPER — 2.0%
75,842	Schweitzer-Mauduit International, Inc.	2,827,390

	GAS — 6.5%
72,040	New Jersey Resources Corp.	3,018,476
53,741	South Jersey Industries, Inc.	1,956,710
81,402	UGI Corp.	4,166,154
		9,141,340
	HEALTHCARE-PRODUCTS — 0.8%
15,000	STERIS PLC	1,163,400

	INSURANCE — 8.5%
12,145	American National Insurance Co.	1,427,402
53,125	Aspen Insurance Holdings Ltd.	2,698,750
28,932	CNO Financial Group, Inc.	592,817
26,226	Crawford & Co., Class B	245,213
5,410	EMC Insurance Group, Inc.	146,719
96,182	Horace Mann Educators Corp.	3,678,962
56,217	RLI Corp.	3,122,292
		11,912,155
	LEISURE TIME — 0.3%
18,460	Vista Outdoor, Inc.*	387,291

	MACHINERY-CONSTRUCTION & MINING — 2.1%
47,942	Oshkosh Corp.	3,026,099

	MACHINERY-DIVERSIFIED — 3.4%
40,113	Graco, Inc.	4,407,215
11,661	Hurco Cos., Inc.	339,335
		4,746,550
	MEDIA — 5.0%
72,021	Meredith Corp.	3,896,336
74,712	Scholastic Corp.	3,177,501
		7,073,837
	METAL FABRICATE/HARDWARE — 3.0%
67,118	LB Foster Co.	1,204,768
65,000	Timken Co.	2,999,750
		4,204,518
	MISCELLANEOUS MANUFACTURING — 3.3%
6,900	Chase Corp.	727,950
9,330	Colfax Corp.*	378,425
24,600	Crane Co.	1,908,468
44,875	Fabrinet*	1,580,946
		4,595,789
	PHARMACEUTICALS — 3.9%
111,241	Owens & Minor, Inc.	3,546,363
38,037	Prestige Brands Holdings, Inc.*	1,916,304
		5,462,667

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of May 31, 2017

NUMBER OF SHARES		VALUE
	SEMICONDUCTORS — 2.6%
65,413	Synaptics, Inc.*	$3,634,346

	SOFTWARE — 2.4%
83,984	CSG Systems International, Inc.	3,350,122

	TELECOMMUNICATIONS — 3.0%
361	Black Box Corp.	2,960
80,243	Plantronics, Inc.	4,246,460
		4,249,420
	TEXTILES — 2.5%
25,329	UniFirst Corp.	3,589,119

	TRUCKING & LEASING — 2.4%
77,083	Greenbrier Cos., Inc.	3,410,923

	TOTAL COMMON STOCKS
	(Cost $78,870,241)	115,440,422

	MUTUAL FUNDS — 1.0%
106,846	Central Fund of Canada Ltd., Class A**	1,347,328

	TOTAL MUTUAL FUNDS
	(Cost $1,318,331)	1,347,328

	SHORT-TERM INVESTMENTS — 16.9%
23,801,712	Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Class, 0.66%***	23,801,712

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $23,801,712)	23,801,712

	TOTAL INVESTMENTS — 99.9%
	(Cost $103,990,284)	140,589,462

	Other Assets in Excess of Liabilities — 0.1%	93,438

	TOTAL NET ASSETS —100.0%	$140,682,900

PLC – Public Limited Company

*	Non-income Producing.

**	Passive foreign investment company.

***	Variable rate security; the coupon rate shown represents the yield at May 31, 2017.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF ASSETS AND LIABILITIES As of May 31, 2017

	Value Fund	Small Cap Value Fund
Assets:
Investments, at Value (cost $26,479,833, $103,990,284)	$42,728,791	$140,589,462
Receivables:
Shareholder Subscriptions	29,000	138,015
Dividends and Interest	96,077	156,871
Total Assets	42,853,868	140,884,348

Liabilities:
Payables:
Shareholder Redemptions	—	53,523
Accrued Advisory Fees (Note 3)	34,348	147,925
Total Liabilities	34,348	201,448

Net Assets	$42,819,520	$140,682,900

Components of Net Assets:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$25,201,947	$103,148,778
Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	244,988	(166,179)
Accumulated Undistributed Net Realized Gain on Investments	1,123,627	1,101,123
Net Unrealized Appreciation on Investments	16,248,958	36,599,178
Net Assets	$42,819,520	$140,682,900

Shares of Beneficial Interest Issued and Outstanding	1,974,608	5,426,178
Net Asset Value, Offering and Redemption Price Per Share	$21.69	$25.93

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF OPERATIONS For the year ended May 31, 2017

	Value Fund	Small Cap Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $2,308, $267)	$968,313	$1,753,856
Interest	10,375	132,849
Total Investment Income	978,688	1,886,705

Expenses:
Advisory Fees (Note 3)	389,106	1,911,651
Total Expenses	389,106	1,911,651
Net Investment Income (Loss)	589,582	(24,946)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,901,841	4,648,960
Net Change in Unrealized Appreciation/Depreciation on Investments	3,360,316	7,356,656
Net Realized and Unrealized Gain on Investments	5,262,157	12,005,616

Net Increase in Net Assets from Operations	$5,851,739	$11,980,670

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Small Cap Value Fund
	For the year ended May 31, 2017	For the year ended May 31, 2016	For the year ended May 31, 2017	For the year ended May 31, 2016
Increase (Decrease) in Net Assets From:
Operations:
Net Investment Income (Loss)	$589,582	$596,432	$(24,946)	$(68,923)
Net Realized Gain on Investments	1,901,841	1,093,754	4,648,960	4,485,007
Net Change in Unrealized Appreciation/ Depreciation on Investments	3,360,316	(931,873)	7,356,656	1,569,952
Net Increase in Net Assets from Operations	5,851,739	758,313	11,980,670	5,986,036

Distributions to Shareholders From:
Net Investment Income	(648,076)	(424,769)	—	—
Net Realized Gains	(1,510,675)	(682,181)	(8,147,944)	(302,677)
Net Change in Net Assets from Distributions	(2,158,751)	(1,106,950)	(8,147,944)	(302,677)

Capital Transactions:
Proceeds from Sale of Shares	2,944,821	3,546,365	56,430,288	67,522,410
Net Asset Value of Shares Issued on Reinvestment of Dividends	653,245	577,112	6,252,949	219,896
Cost of Shares Redeemed	(3,720,982)	(2,710,492)	(69,208,578)	(9,316,533)
Net Increase (Decrease) in Net Assets from Capital Transactions	(122,916)	1,412,985	(6,525,341)	58,425,773

Total Increase (Decrease) in Net Assets	3,570,072	1,064,348	(2,692,615)	64,109,132

Net Assets:
Beginning of Year	39,249,448	38,185,100	143,375,515	79,266,383
End of Year	$42,819,520	$39,249,448	$140,682,900	$143,375,515

Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$244,988	$358,530	$(166,179)	$(119,263)

Capital Share Transactions:
Shares Sold	142,048	188,888	2,190,001	2,819,818
Shares Issued on Reinvestment of Dividends	32,164	31,028	236,944	9,294
Shares Redeemed	(178,505)	(140,816)	(2,677,077)	(385,083)
Net Increase/(Decrease) in Shares	(4,293)	79,100	(250,132)	2,444,029

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each year

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013

Net Asset Value, Beginning of Year	$19.83	$20.10	$19.65	$17.15	$13.58

Income from Investment Operations:
Net Investment Income*	0.30	0.31	0.23	0.20	0.20
Net Realized and Unrealized Gain on Investments	2.66	0.00 **	1.17	2.49	3.59
Total from Investment Operations	2.96	0.31	1.40	2.69	3.79

Less Distributions:
Net Investment Income	(0.33)	(0.22)	(0.22)	(0.19)	(0.22)
Net Realized Gains	(0.77)	(0.36)	(0.73)	—	—
Total Distributions	(1.10)	(0.58)	(0.95)	(0.19)	(0.22)

Net Asset Value, End of Year	$21.69	$19.83	$20.10	$19.65	$17.15

Total Return	15.31%	1.74%	7.15%	15.69%	28.19%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$42,820	$39,249	$38,185	$36,934	$33,709
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.44%	1.61%	1.14%	1.10%	1.29%
Portfolio Turnover Rate	8%	14%	4%	—%	4%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each year

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014		Year Ended May 31, 2013

Net Asset Value, Beginning of Year	$25.26	$24.52	$23.27	$20.84		$17.40

Income from Investment Operations:
Net Investment Income (Loss)*	(0.00)**	(0.02)	0.01	0.00	**	0.05
Net Realized and Unrealized Gain on Investments	2.01	0.84	1.90	3.18		3.69
Total from Investment Operations	2.01	0.82	1.91	3.18		3.74

Less Distributions:
Net Investment Income	—	—	—	—		(0.05)
Net Realized Gains	(1.34)	(0.08)	(0.66)	(0.75)		(0.25)
Return of Capital	—	—	—	—		(0.00)**
Total Distributions	(1.34)	(0.08)	(0.66)	(0.75)		(0.30)

Net Asset Value, End of Year	$25.93	$25.26	$24.52	$23.27		$20.84

Total Return	7.87%	3.37%	8.33%	15.26%		21.75%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$140,683	$143,376	$79,266	$74,212		$79,421
Ratio of Expenses to Average Net Assets	1.24%	1.24%	1.24%	1.24%		1.24%
Ratio of Net Investment Income to Average Net Assets	(0.02)%	(0.07)%	0.02%	0.01%		0.27%
Portfolio Turnover Rate	27%	23%	2%	0	%***	10%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

***	Amount is less than 0.5%

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS May 31, 2017

Note 1. Organization

The Queens Road Value Fund and the Queens Road Small Cap Value Fund (individually referred to as the “Value Fund” and “Small Cap Value Fund”, respectively, or collectively as the “Funds”), are managed portfolios of the Bragg Capital Trust (the “Trust”), which are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management companies. The Funds’ investment objective is to seek growth of capital. The Funds invest primarily in common stocks which are believed by Bragg Financial Advisors (the “Advisor”) to be undervalued and have good prospects for capital appreciation. Under normal circumstances, the Small Cap Value Fund invests at least 80% of its assets in equity securities of companies with small market capitalization. The Fund defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is generally less than that of the company with the largest capitalization included in the Russell 2000 Value Index. The Funds’ registration statement was declared effective on June 13, 2002, and operations began on that date.

Note 2. Significant Accounting Policies

The following is a summary of accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies, as such, these financial statements have applied the guidance set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) 946, Financial Services-Investment Companies and Accounting Standards Update (ASU) 2013-08.

Federal Income Taxes: Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years 2013 – 2016, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Funds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2017

Security Valuation: Securities, including common stocks and exchange-traded funds, which are traded on a national securities exchange are valued at the last quoted sales price, and generally classified as a Level 1 investment. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment. If there are no sales reported, the Fund’s portfolio securities will be valued using the last reported bid price. Short-term obligations may be valued using amortized cost, which approximates fair value, and are generally classified as a Level 2 investment. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Trust’s Board of Trustees, and generally classified as a Level 3 investment.

In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

●

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common Stocks, Exchange-Traded Funds and Mutual Funds are generally categorized as Level 1.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Fixed income securities, repurchase agreements, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Funds did not hold any Level 2 or Level 3 securities during the year ended May 31, 2017. There were no transfers into and out of any level during the current year. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$39,657,752	$—	$—	$39,657,752
Exchange-Traded Funds	366,000	—	—	366,000
Short-Term Investments	2,705,039	—	—	2,705,039
Total	$42,728,791	$—	$—	$42,728,791

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2017

Small Cap Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$115,440,422	$—	$—	$115,440,422
Mutual Funds	1,347,328	—	—	1,347,328
Short-Term Investments	23,801,712	—	—	23,801,712
Total	$140,589,462	$—	$—	$140,589,462

*	All sub-categories within common stocks represent Level 1 investments. See Schedules of Investments for industry categories.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Bragg Financial Advisors, Inc. as their investment advisor. Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Funds. For its services as Advisor, the Value Fund and Small Cap Value Fund pay a fee, computed daily and payable monthly at the annual rate of 0.95% and 1.24% of each Fund’s first $250,000,000 of average daily net assets, 0.85% and 1.24% of each Fund’s next $250,000,000 of average daily net assets, and 0.80% and 1.15% of each Fund’s average daily net assets over $500,000,000, respectively. For the year ended May 31, 2017, the Advisor earned $389,106 and $1,911,651 from the Value Fund and Small Cap Value Fund, respectively. From these fees and its own resources the Advisor agreed to pay other operating expenses of the Funds including transfer agent fees, fund accountant fees, administrator fees, registration fees, custodial fees, and other ordinary expenses of the Funds. However, the agreement does not require the Advisor to pay interest, taxes, brokerage commissions, and extraordinary expenses of the Funds. The amounts due to the Advisor at May 31, 2017, from the Value Fund and Small Cap Value Fund were $34,348 and $147,925, respectively.

Certain employees and officers of the Advisor are also “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each “non- interested” Trustee is entitled to receive an annual fee of $4,000 plus expenses for services relating to the Trust which is paid by the Advisor.

Queens Road Securities (“QRS”) acts as the principal underwriter in the continuous public offering of the Funds’ shares. Certain officers of the Trust are also officers of QRS. QRS did not receive or waive any brokerage fees on executions of purchases and sales of the Funds’ portfolio investments during the year ended May 31, 2017.

Note 4. Investment Transactions

For the year ended May 31, 2017, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term investments, amounted to $3,059,246 and $3,027,069, respectively, for the Value Fund, and $32,822,001 and $39,763,460, respectively, for the Small Cap Value Fund.

Note 5. Federal Income Taxes

At May 31, 2017, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

	Value Fund	Small Cap Value Fund
Cost of investments	$26,411,042	$104,042,738
Gross unrealized appreciation	$16,607,800	$38,172,760
Gross unrealized depreciation	(290,051)	(1,626,036)
Net unrealized appreciation on investments	$16,317,749	$36,546,724

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2017

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2017, permanent differences in book and tax accounting resulting primarily from differing treatments for return of capital items have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase (Decrease)
	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Queens Road Value Fund	$—	$(55,048)	$55,048
Queens Road Small Cap Value Fund	(10)	(21,970)	21,980

As of May 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Value Fund	Small Cap Value Fund
Undistributed ordinary income	$244,988	$—
Undistributed long-term capital gains	1,054,836	1,681,765
Tax accumulated earnings	1,299,824	1,681,765
Accumulated capital and other losses	—	(694,367)
Net unrealized appreciation	16,317,749	36,546,724
Total accumulated earnings	$17,617,573	$37,534,122

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of May 31, 2017, the following Funds had the following post-October capital-losses and late-year ordinary losses:

	Value Fund	Small Cap Value Fund
Post-October capital losses	$—	$566,438
Late-year ordinary losses	—	127,929

The tax character of distributions paid during the fiscal years ended, May 31, 2017 and May 31, 2016 were as follows:

	Value Fund		Small Cap Value Fund
Distributions Paid from:	2017	2016	2017	2016
Ordinary Income	$648,272	$426,863	$925,377	$—
Net Long Term Capital Gains	1,510,479	680,087	7,222,567	302,677
Total Taxable Distributions Paid	$2,158,751	$1,106,950	$8,147,944	$302,677

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2017

Note 6. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of May 31, 2017, Pershing, LLC, for the benefit of its customers, owned 96.05% and 41.99% of the Value Fund and Small Cap Value Fund, respectively. As of May 31, 2017, Charles Schwab & Co., Inc. owned 33.08% of the Small Cap Value Fund.

Note 7. Recently Issued and Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X may have on the Fund’s financial statements and related disclosures.

Note 8. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

QUEENS ROAD FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Bragg Capital Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bragg Capital Trust comprising Queens Road Value Fund and Queens Road Small Cap Value Fund (the “Funds”) as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Bragg Capital Trust as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 27, 2017

QUEENS ROAD FUNDS EXPENSE ILLUSTRATION May 31, 2017 (Unaudited)

ABOUT YOUR FUND’S EXPENSES

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2016 through May 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period* December 1, 2016 to May 31, 2017
Value Fund
Actual	$1,000.00	$1,092.50	$4.96
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,020.26	$4.78
Small Cap Value Fund
Actual	$1,000.00	$1,006.60	$6.20
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.81	$6.24

*

Expenses are equal to the Funds’ annualized expense ratio of 0.95% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

QUEENS ROAD FUNDS ADDITIONAL INFORMATION May 31, 2017 (Unaudited)

Proxy Voting – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-595-3088 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio Holdings – The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on October 8, 2004. The Funds’ Form N-Qs are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-595-3088.

Long Term Capital Gains Designation

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Queens Road Value and Queens Road Small Cap Value Fund hereby designates $1,510,479 and $7,222,567, respectively, as long-term capital gains distributed during the year ended, May 31, 2017.

Qualified Dividend Income

For the year ended May 31, 2017, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), is designated as qualified dividend income for the Queens Road Value Fund.

Corporate Dividends Received Deduction

For the year ended May 31, 2017, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders for the Queens Road Value Fund.

QUEENS ROAD FUNDS TRUSTEES INFORMATION May 31, 2017 (Unaudited)

Information about Trustees who are “interested persons” of the Trust as defined under the 1940 Act, and each Trustee of the Trust, including their principal occupations during the past five years, is as follows:

Interested Trustees
Name, Address, and Age	Position with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Steven H. Scruggs 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 48	CCO, Trustee, President, Secretary	Unlimited; 14 years	Bragg Financial Advisors, Portfolio Manager/CCO (2000-present)	Two	None
Benton S. Bragg 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 49	Trustee, Chairman, Treasurer	Unlimited; 14 years	Bragg Financial Advisors, President, CEO (1996-present)	Two	None

Steve Scruggs and Benton Bragg are Interested Trustees of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) by reason of their affiliation with the Funds’ Advisor, Bragg Financial Advisors, Inc. and their affiliation as registered principals with the Funds’ underwriter, Queens Road Securities, LLC. Benton S. Bragg and Steven H. Scruggs are brothers-in-law.

The Funds’ Statement of Additional Information includes additional information about the trustees and is available, without charge and upon request, by calling 1-800-595-3088.

QUEENS ROAD FUNDS TRUSTEES INFORMATION (Continued) May 31, 2017 (Unaudited)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Independent Trustees
Name, Address, and Age	Position with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Philip C. Blount III 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 63 [1,2]	Trustee	Unlimited; 14 years	Icons, Inc., President (2001-present) Marketing Merchandise	Two	None
Christopher B. Brady 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 47 [1,2]	Trustee	Unlimited; 14 years	Private Investor (2017-present); Brady Distributing, Vice President (1995-2009, 2012-2017) Machinery Distribution; Resort Capital Partners, Vice President (2009-2012) Hospitality Financial Advisory	Two	None
Harold J. Smith 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 52 [1,2]	Trustee	Unlimited; 14 years	Raftelis Financial, Vice President (1996-present) Public Finance Consulting	Two	None
Timothy J. Ignasher 1031 Caldwell Street, Suite 200 Charlotte, NC 28203 Age: 56 [1,2]	Trustee	Unlimited; 14 years	New Dominion Bank, President (2017-present); NewBridge Bank, Exec. Vice President and Head of Commercial Banking (2012-2017); Citizens South Bank, Exec. Vice President (2008-2012)	Two	None

The Funds’ Statement of Additional Information includes additional information about the trustees and is available, without charge and upon request, by calling 1-800-595-3088.

(1)

Member of the Audit Committee of the Board of Trustees, which makes recommendations regarding the selection of the Funds’ independent registered public accountant (the “accountants”) and meets with representatives of the accountants to determine the scope of and review the results of each audit.

(2)	Member of the Nominating Committee of the Board of Trustees, which identifies qualified candidates and recommends nominees for the election as Trustees.

QUEENS ROAD FUNDS

Notes

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QUEENS ROAD FUNDS

Board of Trustees

Benton S. Bragg

Steven H. Scruggs

Philip C. Blount, III

Timothy J. Ignasher

Christopher B. Brady

Harold J. Smith

Investment Advisor

Bragg Financial Advisors, Inc.

1031 Caldwell Street, Suite 200

Charlotte, NC 28203

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

Custodian

US Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Shares of Queens Road Value and Queens Road Small Cap Value Fund are distributed by Queens Road Securities, LLC, an affiliate of the Investment Advisor. This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Funds’ prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes”, “expects”, “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Funds’ filings with the Securities and Exchange Commission. The Funds undertake no obligation to update any forward looking statement.

Item 2. Code of Ethics.

(a)
The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code is included as an Exhibit.

(b)
During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)
The board did not identify a member of the audit committee that had all of the required technical attributes to qualify as an “audit committee financial expert.”  At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.  The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

Registrant
FY 2016	$22,300
FY 2017	$22,300

(b) Audit-Related Fees

Registrant
FY 2016	$0
FY 2017	$0
Nature of the fees:	Not applicable.

(c) Tax Fees

Registrant
FY 2016	$5,000
FY 2017	$5,000
Nature of the fees:	1120-RIC & Excise Tax Return

(d) All Other Fees

Registrant
FY 2016	$1,000
FY 2017	$800
Nature of the fees:	Out of pocket expenses and consents

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)      None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant
FY 2016	$0
FY 2017	$0

(h)     The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)   Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached herewith.

(a) (2)   Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
 Filed herewith.

(a) (3)  Not applicable to open-end management investment companies.

(b)        Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bragg Capital Trust

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
(Principal Executive Officer)
July 27, 2017

/s/ Benton S. Bragg
By: Benton S. Bragg
Treasurer
(Principal Financial Officer)
July 27, 2017